UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th floor, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 441-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MACK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 27, 2020, Merrimack Pharmaceuticals, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Celator Pharmaceuticals, Inc. (the “Buyer”), pursuant to which the Buyer agreed to purchase certain assets (the “Transferred Assets”) relating to certain of the Company’s preclinical nanoliposome programs (the “Transaction”). The Company and the Buyer completed the Transaction simultaneously with the execution of the Asset Purchase Agreement. Under the terms of the Asset Purchase Agreement, the Buyer agreed to pay to the Company upfront cash payment of $2.25 million, and also agreed to reimburse the Company for certain specified expenses and to assume certain liabilities with respect to the acquired assets.

Pursuant to the Asset Purchase Agreement, the Company assigned to the Buyer the previously disclosed intellectual property license agreement among the Company, Ipsen S.A. and Ipsen Biopharm Ltd. (together with Ipsen S.A., “Ipsen”), dated as of April 3, 2017, pursuant to which Ipsen granted the Company licenses to certain patents. On March 27, 2020, the Company and the Buyer also entered into an intellectual property license agreement pursuant to which the Buyer granted to the Company an exclusive license to certain specified know-how included in the Transferred Assets and an exclusive sublicense to the patents which are the subject of the license agreement with Ipsen, in each case to exploit certain specified nanoliposome products.

Both the Company and the Buyer have agreed to indemnify the other for losses arising from certain breaches of the Asset Purchase Agreement and for certain other potential liabilities, subject to certain limitations. The Asset Purchase Agreement also contains customary representations and warranties and covenants. The assertions embodied in those representations and warranties were made solely for purposes of the Asset Purchase Agreement and may be subject to important qualifications and limitations agreed to by the Company and the Buyer in connection with negotiating its terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders or may have been used for the purpose of allocating risk between the Company and the Buyer rather than establishing matters as facts. For the foregoing reasons, no person should rely on such representations and warranties as statements of factual information at the time they were made or otherwise.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure in Item 1.01 above is incorporated herein by reference into this Item 2.01. On March 27, 2020, the Company completed the Transaction. The Company received aggregate gross proceeds at closing of approximately $2.25 million, as well as reimbursement for certain expenses.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of March 27, 2020, between Merrimack Pharmaceuticals, Inc. and Celator Pharmaceuticals, Inc.

Forward Looking Statements

To the extent that statements contained in this Current Report on Form 8-K are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include any statements about the Company’s strategy, future operations, future financial position, future revenues and future expectations and plans and prospects for the Company, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this Current Report on Form 8-K, the Company’s forward-looking statements include, among others, statements about receipt of reimbursement amounts and satisfaction of post-closing obligations and support. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, negative effects of the consummation of the transaction on the market price of the Company’s common stock or business operations; whether the Company receives anticipated expense reimbursement under the Asset Purchase Agreement; whether the Company’s expenses are as predicted; significant transaction costs; unknown liabilities; other business effects, including the effects of industry, market, economic, political, regulatory or global health conditions and the Buyer’s satisfaction of continuing post-closing requirements. The Company undertakes no obligation to update or revise any forward-looking statements. Forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2020 and the other reports the Company files with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: March 30, 2020	By:	/s/ Timothy R. Surgenor
Timothy R. Surgenor Secretary